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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007


                               QUANTUM ENERGY INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)

            333-118138                                     98-0428608
    -----------------------                  -----------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


                             29 - 3800 Pinnacle Way
                  Gallaghers Canyon, Kelowna, British Columbia,
                                Canada, V1W 3Z8
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                    (Address of principal executive offices)

                                 250 - 809 -9185
                            -------------------------
                            Issuer's telephone number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
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        (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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       (17 CFR 240.14a-12)
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[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
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       Exchange Act (17 CFR 240.14d-2(b))
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[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
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       Exchange Act (17 CFR 240.13e-4(c))
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Section 1 - Registrant's Business and Operations

Item  1.02  Termination  of  a  Material Definitive  Agreement

On May 19, 2006 KOKO Petroleum Inc. ("KOKO") and Quantum entered into an agreement in regard to the acquisition by Quantum of various interests in Corsicana and Barnett Shale oil and gas properties. On June 12, 2006 the transaction was closed. Quantum assumed liabilities of KOKO in regard to these interest to JMT Resources in Fort Worth, Texas, the operator ("JMT").

By the end of the year Quantum and other companies that invested into the project came to a irreconcilable disagreement with JMT.

On January 31, 2007 the Company entered into a settlement agreement selling its interest in Corsicana oil and gas properties back to JMT. Under the terms of this agreement Quantum is giving up any and all interests it has in the properties in return for a payment in the amount of $308,200.00 USD. Quantum is released and indemnified by JMT from any and all liabilities in regard to these properties, environmental or otherwise. Quantum still retains its interests in Barnet Shale properties.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c.) Exhibits

Exhibit 10.8 Settlement Agreement and Mutual Release to which Quantum is a party dated 31st day of January, 2007, by and between JMT Resources, Ltd., ("JMT") a Texas corporation, and Quantum Energy, Inc., Nitro Petroleum Inc., 658111 B.C. Ltd, and RPMJ Corporate Communications Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Quantum Energy Inc.

                              By /s/ Ted Kozub
                              -----------------------
                              Ted Kozub, CEO
                              Date: February 26, 2007